                                                      Exhibit 10.23 of Item 15

                                                                   EXECUTION COPY

                            ASSET PURCHASE AGREEMENT

     THIS ASSET  PURCHASE  AGREEMENT  (the  "Agreement")  is made as of March 4,
2003,  by and among  Comdisco  Ventures,  Inc., a Delaware  corporation,  with a mailing  address at 1 Post Street,  Suite 2600,  San  Francisco,  CA  94104-5290
("Seller") and Medix  Resources,  Inc., a Colorado  corporation,  with a mailing address at 420  Lexington  Avenue,  New York,  New York 10170  ("Buyer")  and T3
Group, LLC, a Delaware limited liability company,  with a mailing address at 440
Locust Street, San Francisco, CA 94118 ("T3 Group").

                              W I T N E S S E T H:

     WHEREAS,  Seller  desires to transfer or convey to Buyer,  on the terms and conditions  set forth herein,  certain of Seller's  rights,  property and assets owned by Seller that were formerly owned by ePhysician,  Inc. ("ePhysician") and used  by  ePhysician  prior  to  ePhysician's  cessation  of  operations  in its web-enabled  computing  products and  communications  services  business as then conducted (the "Business");

     WHEREAS,  Seller has indicated  that it acquired such assets  pursuant to a secured  party  sale under  Article 9 of the  Uniform  Commercial  Code upon the enforcement  of  Seller's  valid  and duly  perfected  first  priority  security interest thereon,  which security interest secured a duly enforceable obligation in favor of Seller that was in default; and

     WHEREAS,  Buyer wishes to purchase such assets from Seller,  free and clear of liens and encumbrances as set forth herein.

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency of which is hereby  acknowledged,  the parties  represent,  warrant, covenant and agree as follows:

     4. Transfer of Assets. Upon the terms and subject to the conditions of this
Agreement,  and on the basis of the  representations,  warranties and agreements contained herein, at the Closing (as defined below),  Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, the following  ePhysician  assets upon which Seller foreclosed and which are located primarily  at a  warehouse  at 261  East  Harris  Drive,  South  San  Francisco,
California 94080 and/or are in the custody of Abovenet,  150 South First Street,
San Jose,  CA 95113,  all as more  particularly  described  on Exhibit A annexed hereto (collectively, the "Purchased Assets"):

          4.1 Tangible Personal Property. Certain machinery,  equipment,  tools, supplies, furniture and fixtures, vehicles, containers, computer equipment, computer  software  (to the extent  assignable)  and any other fixed assets formerly owned by ePhysician and used in the Business.

          4.2  Proprietary   Rights.   Certain  of  the  proprietary  rights  of
     ePhysician,  including without limitation  patents,  patent  registrations, patent applications,  trademarks, service marks, trademark and service mark registrations  and pending  applications  therefor,  copyrights,  copyright
     registrations,   pending  copyright  registration  applications,   licenses
     thereof,  trade  secrets,  technology,   know-how,  formulae,  designs  and
     drawings,  computer software,  slogans,  copyrights,  processes,  operating rights,  other licenses and permits and other similar  intangible  property and rights relating to the Business, and all goodwill developed through the use of such property and rights.

          4.3 Licenses and Permits.  To the extent assignable,  certain permits,
     licenses,   certificates   of   authority,   franchises,    accreditations,
     registrations  and other  authorizations  issued or used by  ePhysician  in connection with the Business.

          4.4  Agreements.  Certain of  ePhysician's  agreements,  contracts  or instruments  relating to the Business,  as more  particularly  described on
     Schedule 1.4.

          4.5  Books,  Records  and Other  Assets.  Certain  operating  data and records of ePhysician,  including  without  limitation,  customer lists and records, financial, accounting and credit records, correspondence,  budgets and other similar documents and records.

          4.6 Goodwill. All goodwill of the Business.

     5. Excluded Assets. Other than the Purchased Assets set forth in Section 1,
Buyer is not acquiring from Seller any assets or rights.

     6. The Closing.

          6.1 Time and Place.  Upon the terms and subject to the  conditions  of this  Agreement,  and on the basis of the  representations,  warranties and
     agreements   contained   herein,   the  consummation  of  the  transactions
     contemplated  hereby  (the  "Closing")  shall take place at the  offices of
     Lowenstein  Sandler PC, 65 Livingston Avenue,  Roseland,  New Jersey, or at
     any other location designated by the parties hereto on the date hereof.

          6.2 Deliveries at the Closing. At the Closing,  the parties agree that the following shall occur:

               6.2.1 Seller  shall  execute and deliver (or cause to be executed and delivered) (i) a Bill of Sale substantially in the form of Exhibit
          B  annexed   hereto,   (ii)  an  Assignment  of   Proprietary   Rights
          substantially  in the  form of  Exhibit  C  annexed  hereto,  (iii) an
          Assignment  of  Domain  Name  substantially  in the form of  Exhibit D annexed  hereto;  and such other deeds,  bills of sale,  endorsements, assignments,  releases  and  other  instruments,  in  such  form as is reasonably satisfactory to Buyer and as shall be sufficient to vest in
          Buyer (or its assignee)  good and clear title to the Purchased  Assets and shall deliver to Buyer (or its assignee)  immediate  possession of the Purchased Assets.

               6.2.2 Each of Buyer and T3 Group shall execute and deliver a copy of the Registration Rights Agreement.

               6.2.3 Buyer shall pay to Seller,  by wire transfer of immediately available funds, the Cash Consideration  payable pursuant to Section 5
          (not  including  the amount of the  Advance  Payment,  which  shall be released  from  escrow by the  Escrow  Agent and  applied  to the Cash
          Consideration  as set forth  below in Section 5) and shall issue to T3
          Group the Stock Consideration issuable pursuant to Section 5.

               6.2.4  Seller and T3 Group  shall  execute  and deliver a receipt acknowledging  receipt of the Cash Consideration payable and the Stock
          Consideration issuable, respectively, pursuant to Section 5.

               6.2.5 Each of the parties  shall  execute and deliver  such other documents and instruments as the other party may reasonably request to accomplish the transactions  hereunder,  including without  limitation any  agreements  required  to  effect  the  delivery  to Buyer (or its assignee)  by  Seller of the  immediate  possession  of the  Purchased
          Assets.

     7. No Assumption of Liabilities.  Buyer shall not be responsible for and is not assuming or agreeing to pay any debts,  liabilities or obligations of Seller or  ePhysician,  whether  accrued now or hereafter and whether  known,  unknown, contingent or otherwise including,  without limitation, any storage and handling fees relating to the Purchased Assets.

     8. Purchase Price.

          8.1  Consideration.  In  consideration  for the Purchased Assets being sold hereunder, Buyer will (i) pay to Seller Three Hundred Thousand Dollars
     ($300,000) in cash (the "Cash  Consideration")  and (ii) issue to T3 Group, for the  benefit  and in lieu of, and at the  request  and  pursuant to the authorization of, Seller as payment for certain obligations of Seller to T3
     Group,  One  Hundred  Thousand  (100,000)  shares of Buyer's  common  stock
     ("Buyer   Common   Stock"),   $0.001  par  value  per  share  (the   "Stock
     Consideration"  and,  together with the Cash  Consideration,  the "Purchase
     Price").

          8.2 Applications to Purchase Price.  Buyer and Seller acknowledge that
     Buyer has delivered to Seller's  attorney (the "Escrow Agent"),  the sum of
     Fifty Thousand  Dollars  ($50,000) in cash (the "Advance  Payment"),  which amount is being  held in escrow  subject  to the terms and  conditions  set forth in the Letter of Intent dated  February 5, 2003, by and between Buyer and Seller (the "Letter of Intent").  The Advance  Payment shall be applied to the Cash  Consideration  at the Closing  such that the actual  amount of cash to be paid to Seller at the  Closing  is Two  Hundred  Fifty  Thousand
     Dollars ($250,000).

          8.3 Private Offering.  Seller and T3 Group acknowledge that the shares of Buyer  Common  Stock to be  issued  and  delivered  to T3 Group  for the benefit of Seller  hereunder  as part of the  Purchase  Price  (the  "Buyer
     Shares")  will not be  registered  under  the  Securities  Act of 1933,  as amended  (the  "Act"),  but will be issued in reliance  upon the  exemption afforded  by Section  4(2) of the Act,  and that Buyer is relying  upon the truth and accuracy of the representations set forth in Sections 6 and 7.

          8.4 Registration  Rights. Buyer agrees that it shall include the Buyer
     Shares on Buyer's next registration statement on Form S-3 (or any successor form  thereto)  (the  "Registration  Statement")  pursuant to the Act to be filed with the Securities and Exchange Commission (the "SEC") following the
     Closing,  subject  to the terms and  conditions  set forth in that  certain
     Registration  Rights Agreement dated as of even date hereof, by and between
     Buyer and T3 Group (the "Registration Rights Agreement"),  substantially in the form of Exhibit E annexed hereto.

          8.5  Allocation  of the Purchase  Price.  The Purchase  Price shall be allocated among the Purchased  Assets (as determined for Federal income tax purposes) in the manner  described on Schedule  5.5. The  allocation of the
     Purchase  Price  shall  be  made in  compliance  with  Section  1060 of the
     Internal Revenue Code of 1986, as amended, and the regulations  thereunder.
     Buyer and  Seller  shall (a)  timely  file all  forms  (including  Internal
     Revenue  Service  Form  8594)  and tax  returns  required  to be  filed  in connection  with  such  allocation,  (b) be  bound by such  allocation  for purposes of determining any taxes to be paid by such party, (c) prepare and file,  and Seller  shall  cause its  affiliates  to prepare  and file,  tax returns  on a basis  consistent  with  such  allocation,  and  (d)  take no position,  and  Seller  shall  cause its  affiliates  to take no  position, inconsistent  with such  allocation on any  applicable  tax return,  in any audit or proceeding before any governmental  entity, in any report made for tax, financial accounting or any other purposes, or otherwise. In the event that the allocation of the Purchase  Price is disputed by any  governmental entity,  the party  receiving  notice of such dispute shall promptly notify the other party concerning the existence of such dispute.

     9. Representations of Seller. Seller represents and warrants to Buyer that:

          9.1 Organization and Corporate  Power.  Seller is a corporation,  duly organized,  validly  existing  and in good  standing  under the laws of the
     State of Delaware, and has all requisite corporate power,  franchises,  and licenses  to own the  Purchased  Assets and its  property  and  conduct the business in which it is engaged.  Seller is a  wholly-owned  subsidiary  of
     Comdisco,  Inc.,  which is a  wholly-owned  subsidiary of Comdisco  Holding
     Company, Inc., the  successor-in-interest  to Comdisco,  Inc. following the effectiveness  of  the  First  Amended  Joint  Plan  of  Reorganization  of
     Comdisco, Inc. and its Affiliated Debtors and  Debtors-In-Possession  (with respect to Case No. 01-24795), dated June 13, 2002, confirmed by the United
     States  Bankruptcy  Court for the Northern  District of  Illinois,  Eastern
     Division,  on July 30,  2002 and  effective  as of  August  12,  2002  (the
     "Plan").  Pursuant to the Plan,  Comdisco,  Inc. has assigned to Seller the
     Loan and  Security  Agreement,  dated as of May 15,  2000,  by and  between
     ePhysician  and  Comdisco,  Inc.,  and the  Subordinated  Loan and Security
     Agreement,  dated as of February 14, 2000,  by and between  ePhysician  and
     Comdisco, Inc., together with all related agreements and documents.

          9.2 Authority.  This  Agreement has been duly and validly  executed by
     Seller  and  represents   the  valid  and  binding   obligation  of  Seller
     enforceable in accordance with its terms.

          9.3 No Violation; No Consents. Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement (i)
     is prohibited  by, nor will it result in, a breach of any term or provision of Seller's  certificate  of  incorporation  or by-laws,  or any indenture, contract, agreement, note or other instrument to which Seller is a party or by which Seller is bound or (ii) except as set forth on Schedule  6.3, will require the consent, authorization or approval of any person or entity.

          9.4 Clear Title; Liabilities.  Seller owns all of the Purchased Assets and Buyer  shall  obtain  good title to the  Purchased  Assets (i) free and clear  of  any  liens,  pledges,  claims,  liabilities,  charges,  security interests, contractual obligations or other encumbrances,  options, defects in title,  rights  and  interests  of any nature  whatsoever  created by or through Seller, (ii) free of any ownership or other right of ePhysician and
     (iii) free of any other security interest,  lien or encumbrance of any kind of any third party.  Seller  rightfully and lawfully acquired the Purchased
     Assets pursuant to a secured party sale in compliance with the requirements of Article 9 of the  Uniform  Commercial  Code and other  applicable  laws.
     Seller has paid and  discharged all  liabilities of Seller  relating to the
     Purchased Assets including,  without  limitation,  any storage and handling fees relating to the Purchased Assets, prior to the Closing.

          9.5  Litigation.   There  are  no  material  investigations,   claims,
     disputes,  or other  governmental  proceedings  relating  to the  Purchased
     Assets pending  against Seller or, to Seller's  knowledge,  pending against
     ePhysician or threatened against Seller nor to Seller's knowledge is Seller subject to any judgment,  order or decree or other  governmental  action or proceeding  in which  relief is sought  against  Seller which would have an adverse  effect on the Purchased  Assets or Seller's  ability to consummate the transactions contemplated by this Agreement.

          9.6  Purchase  Entirely  for Own  Account.  The Buyer  Shares  will be acquired for Seller's own account,  not as nominee or agent, and not with a view to the resale or other transfer or distribution of any portion thereof or  interest  therein in  violation  of the Act,  and Seller has no present
     intention  of  selling,   granting  any   participation  in,  or  otherwise
     transferring  or  distributing  the Buyer Shares or any portion  thereof or interest  therein  in  violation  of the Act.  Seller  is not a  registered
     broker-dealer   or  an  entity   engaged  in  the   business   of  being  a
     broker-dealer.

          9.7 Investment  Experience.  Seller  acknowledges that it can bear the economic risk and complete loss of its investment in the Buyer Shares,  and has such knowledge and experience in financial or business  matters that it
     is  capable  of  evaluating   the  merits  and  risks  of  the   investment
     contemplated hereby.

          9.8  Disclosure  of  Information.  Seller  has had an  opportunity  to receive all additional  information related to Buyer requested by it and to ask  questions  of and receive  answers  from Buyer  regarding  Buyer,  its business and the terms and conditions of the offering of the Buyer Shares.

          9.9 Restricted  Securities.  Seller  understands that the Buyer Shares are  characterized  as  "restricted  securities"  under  the  U.S.  federal securities  laws  inasmuch  as they are  being  acquired  from  Seller in a transaction  not  involving a public  offering and that under such laws and applicable  regulations such securities may be resold without  registration under the Act only in certain limited circumstances.

          9.10 Legends.

               9.10.1  It  is  understood   that,  until  the  earlier  of:  (a)
          registration for resale pursuant to the Registration  Rights Agreement or (b) the time when any of the Buyer  Shares may be sold  pursuant to
          Rule 144,  certificates or agreements evidencing such Buyer Shares, as the case may be, may bear the following or any  substantially  similar legend:

          "THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES  ACT OF 1933,  AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY
          STATE,  AND MAY NOT BE SOLD,  TRANSFERRED  OR  OTHERWISE  DISPOSED  OF
          EXCEPT  PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT OR EXEMPTION
          FROM REGISTRATION UNDER THE FOREGOING LAWS".

          9.11 Accredited Investor.  Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

          9.12 No General  Solicitation.  Seller did not learn of the investment in the Buyer  Shares  as a result  of any  public  advertising  or  general solicitation.

          9.13  Brokers and  Finders.  Except for T3 Group,  no person or entity has, as a result of the  transactions  contemplated by this Agreement,  any valid  right,  interest  or claim  against  or upon Buyer or Seller for any
     commission,   fee  or  other   compensation   pursuant  to  any  agreement,
     arrangement or understanding entered into by or on behalf of Seller.

     10.  Representations of T3 Group. T3 Group represents and warrants to Buyer that:

          10.1 Organization and Corporate Power. T3 Group is a limited liability company,  duly organized,  validly  existing and in good standing under the laws of the State of  Delaware,  and has all  requisite  limited  liability company power, franchises, and licenses to own its property and conduct the business in which it is engaged.

          10.2 Authority.  This Agreement has been duly and validly  executed by
     T3 Group  and  represents  the  valid and  binding  obligation  of T3 Group enforceable in accordance with its terms.

          10.3 No Violation; No Consents. Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement (i)
     is prohibited  by, nor will it result in, a breach of any term or provision of  T3  Group's  organizational  documents,  or  any  indenture,  contract, agreement,  note or  other  instrument  to  which T3 Group is a party or by which T3 Group is bound or (ii) except as set forth on Schedule  7.3,  will require the consent, authorization or approval of any person or entity.

          10.4  Litigation.  There  are  no  material  investigations,   claims,
     disputes, or other governmental proceedings pending against T3 Group or, to
     T3  Group's  knowledge,  threatened  against  T3  Group  nor to T3  Group's knowledge  is T3 Group  subject to any  judgment,  order or decree or other governmental  action or  proceeding  in which  relief is sought  against T3
     Group which would have an adverse effect on T3 Group or T3 Group's  ability to consummate the transactions contemplated by this Agreement.

          10.5  Purchase  Entirely  for Own  Account.  The Buyer  Shares will be acquired for T3 Group's own account,  not as nominee or agent, and not with a view to the  resale or other  transfer  or  distribution  of any  portion thereof or interest  therein in  violation  of the Act, and T3 Group has no present  intention of selling,  granting any participation in, or otherwise transferring  or  distributing  the Buyer Shares or any portion  thereof or interest  therein in  violation  of the Act.  T3 Group is not a  registered
     broker-dealer   or  an  entity   engaged  in  the   business   of  being  a
     broker-dealer.

          10.6 Investment Experience. T3 Group acknowledges that it can bear the economic risk and complete loss of its investment in the Buyer Shares,  and has such knowledge and experience in financial or business  matters that it
     is  capable  of  evaluating   the  merits  and  risks  of  the   investment
     contemplated hereby.

          10.7  Disclosure of  Information.  T3 Group has had an  opportunity to receive all additional  information related to Buyer requested by it and to ask  questions  of and receive  answers  from Buyer  regarding  Buyer,  its business and the terms and conditions of the offering of the Buyer Shares.

          10.8 Restricted Securities. T3 Group understands that the Buyer Shares are  characterized  as  "restricted  securities"  under  the  U.S.  federal securities  laws  inasmuch  as they are being  acquired  from T3 Group in a transaction  not  involving a public  offering and that under such laws and applicable  regulations such securities may be resold without  registration under the Act only in certain limited circumstances.

          10.9 Legends.

               10.9.1  It  is  understood   that,  until  the  earlier  of:  (a)
          registration for resale pursuant to the Registration  Rights Agreement or (b) the time when any of the Buyer  Shares may be sold  pursuant to
          Rule 144,  certificates or agreements evidencing such Buyer Shares, as the case may be, may bear the following or any  substantially  similar legend:

          "THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES  ACT OF 1933,  AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY
          STATE,  AND MAY NOT BE SOLD,  TRANSFERRED  OR  OTHERWISE  DISPOSED  OF
          EXCEPT  PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT OR EXEMPTION
          FROM REGISTRATION UNDER THE FOREGOING LAWS".

               10.10 Accredited Investor.  T3 Group is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

               10.11 No  General  Solicitation.  T3 Group  did not  learn of the investment  in the Buyer Shares as a result of any public  advertising or general solicitation.

     11. Representations of Buyer. Buyer represents and warrants to Seller that:

          11.1  Organization and Corporate Power.  Buyer is a corporation,  duly organized,  validly  existing  and in good  standing  under the laws of the
     State of Colorado, and has all requisite corporate power,  franchises,  and licenses to own the assets and its  property  and  conduct the  business in which it is engaged.

          11.2 Authority.  This Agreement has been duly and validly  executed by
     Buyer and represents the valid and binding  obligation of Buyer enforceable in accordance with its terms.

          11.3 No  Violations.  Neither the execution of this  Agreement nor the
     consummation  of  the  transactions   contemplated  by  this  Agreement  is
     prohibited  by, nor will it result in, a breach of any term or provision of
     Buyer's certificate of incorporation or by-laws.

          11.4 Capitalization. The authorized capital stock of Buyer on the date hereof is  125,000,000  shares of common stock,  par value $.001 per share, and 2,500,000  shares of preferred  stock, par value $.001 per share. As of
     December 31, 2002, Buyer had outstanding 77,160,815 shares of common stock,
     1 share of 1996  Preferred  Stock and 75 shares of 1999  Series C Preferred
     Stock. As of that date,  approximately 33,153,728 shares were issuable upon the exercise of  outstanding  options,  warrants or other  rights,  and the conversion of preferred stock and debt.  Substantially  all of these shares and the shares  obligated to be issued in the future are freely  trading or subject to registration rights agreements.

          11.5  Valid  Issuance.  The Buyer  Shares  have been duly and  validly authorized and, when issued and paid for pursuant to this  Agreement,  will be  validly  issued,  fully paid and  nonassessable,  and shall be free and clear of all  encumbrances  and  restrictions,  except for  restrictions on transfer set forth in this Agreement and the Registration  Rights Agreement or imposed by applicable securities laws.

          11.6 SEC Filings. At the time of filing thereof,  the Annual Report on
     Form  10-K/A for the fiscal year ended  December  31,  2001,  and all other reports filed by Buyer pursuant to the Securities  Exchange Act of 1934, as amended (the "Exchange Act"), since the filing of the Annual Report on Form
     10-K/A and prior to the date  hereof  (the "SEC  Filings"),  complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue  statement  of a material  fact or omit to state any material fact necessary in order to make the  statements  made therein, in the  light  of  the  circumstances  under  which  they  were  made,  not misleading.

          11.7 Litigation.  Except as set forth in the SEC Filings, there are no
     material   investigations,   claims,   disputes,   or  other   governmental
     proceedings  pending  against  Buyer or, to Buyer's  knowledge,  threatened against  Buyer nor to Buyer's  knowledge is Buyer  subject to any judgment, order or decree or other governmental  action or proceeding in which relief is sought  against  Buyer  which  would have an adverse  effect on Buyer or
     Buyer's  ability  to  consummate  the  transactions  contemplated  by  this
     Agreement.

          11.8 Brokers and  Finders.  No person or entity has, as a result of the transactions  contemplated by this Agreement,  any valid right, interest or claim  against  or upon Buyer or Seller  for any  commission,  fee or other compensation  pursuant  to  any  agreement,  arrangement  or  understanding entered into by or on behalf of Buyer.

     12.  Taxes.  To the extent there are any taxes due and owing by Seller with respect to the Business  and/or the  Purchased  Assets after the date hereof but relating to any period prior to the date hereof including,  without  limitation, sales,  transfer and use and/or  similar  taxes or fees which may become due and owing as a result of the  completion of the  transactions  contemplated  hereby,
Seller agrees to pay such taxes when due.

     13. Indemnification; Survival.

          13.1  Seller  Indemnification.  Seller  agrees to  indemnify  and hold
     Buyer,  and  each  of  Buyer's  owners,  officers,  directors,  agents  and affiliates,  harmless  from  and  against  any  claims,  losses,  expenses, obligations,  deficiencies,  liabilities  and lawsuits  (including  but not limited to  reasonable  attorney's  fees) which arise or result from or are related  to: (a) any  breach or  failure  of Seller to  perform  any of its covenants  or  agreements  set  forth  herein;  (b) the  inaccuracy  of any representation  or warranty made by Seller  herein;  (c) any  obligation or liability  of  Seller,  whether  arising  before or after the date  hereof, including  without  limitation taxes (including sales tax),  obligations to employees, and obligations and liabilities to suppliers or other creditors;
     and (d) any claims of Seller's  creditors  asserted against Buyer or any of
     Buyer's owners, officers,  directors,  agents or affiliates, or against the
     Purchased Assets by reason of noncompliance  with any applicable bulk sales laws (the "Seller Indemnifiable Damages").  Without limiting the generality of the foregoing with respect to the  measurement  of Seller  Indemnifiable
     Damages, Buyer shall have the right to be put in the same pre-tax financial position  as it  would  have  been  in had  each  of  the  representations, warranties, and covenants of Seller hereunder been true and correct and had
     the   agreements   and   covenants  of  Seller  been   performed  in  full.
     Notwithstanding the foregoing,  the aggregate amount payable by Seller with respect to Seller  Indemnifiable  Damages  shall in no event  exceed  Three
     Hundred Thousand Dollars ($300,000).  The  representations,  warranties and covenants of Seller in this  Agreement,  in any other document  executed in connection  herewith,  in any  certificate or Schedule  delivered  pursuant hereto or thereto and the liability of Seller for breaches thereof, and the indemnities referred to in this Section 10.1 shall survive the consummation of the  transactions  contemplated by this Agreement for a period of twelve
     (12) months following the date of the Closing provided,  however,  that the covenants, representations, and warranties described in Sections 6.4 (Clear
     Title) and 6.5  (Litigation)  shall survive the date of the Closing for the duration of the applicable statutes of limitations.

          13.2 Buyer Indemnification. Buyer agrees to indemnify and hold Seller, and each of Seller's owners,  officers,  directors,  agents and affiliates, harmless  from and  against  any  claims,  losses,  expenses,  obligations, deficiencies,  liabilities  and  lawsuits  (including  but not  limited  to reasonable  attorney's  fees)  which arise or result from or are related to
     (a) any  breach or  failure of Buyer to  perform  any of its  covenants  or agreements set forth herein;  and (b) the inaccuracy of any  representation or  warranty  made by Buyer  herein (the  "Buyer  Indemnifiable  Damages").
     Notwithstanding  the foregoing,  the aggregate amount payable by Buyer with respect  to Buyer  Indemnifiable  Damages  shall in no event  exceed  Three
     Hundred Thousand Dollars ($300,000).  The  representations,  warranties and covenants of Buyer in this  Agreement,  in any other  document  executed in connection  herewith,  in any  certificate or Schedule  delivered  pursuant hereto or thereto and the liability of Seller for breaches thereof, and the indemnities referred to in this Section 10.2 shall survive the consummation of the  transactions  contemplated by this Agreement for a period of twelve
     (12) months  following the date of the Closing,  provided  however that the
     covenants,   representations,  and  warranties  described  in  Section  8.7
     (Litigation)  shall survive the date of the Closing for the duration of the applicable statutes of limitations.

          13.3 Miscellaneous.  All statements contained in any Exhibit, schedule or other  instrument  delivered  or to be  delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed  representations and warranties hereunder.  Notwithstanding any  knowledge  of  facts  determined  or  determinable  by  any  party  by investigation,  each  party  shall  have the  right  to  fully  rely on the representations,  warranties,  covenants and  agreements of the other party contained in this Agreement or in any other  documents or papers  delivered
     in  connection  herewith.  Each  representation,   warranty,  covenant  and
     agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

     14. Bulk Sales.  Seller shall  cooperate  with Buyer in complying  with all provisions of the bulk sales statutes of all states having jurisdiction, in such a way as to  provide  Buyer the  greatest  measure  of  protection  against  the creditors of Seller allowable under all such statutes.

     15. Notices. Any notice or other communication  required by or permitted to be given in  connection  with  this  Agreement  shall be in  writing,  except as
expressly   otherwise  permitted  herein,  and  shall  be  delivered  in  person
(including  via overnight  courier  service) or sent by telecopy or certified or registered mail, return receipt  requested,  postage prepaid,  to the respective parties at the addresses  referenced  below.  Each of the parties may change the address to which it desires notices to be sent if it notifies the other party of such  change in  accordance  with the  provisions  of this  Section 11. Any such notice will be deemed to be given when received, if personally delivered or sent by telecopy and, if mailed,  three (3) business days after deposit in the United
States mail, properly addressed, with proper postage affixed.

            Seller:                 Comdisco Ventures, Inc.
                                    Legal Department
                                    6111 North River Road
                                    Rosemont, IL 60018
                                    Attention:  General Counsel
                                    Facsimile:  (847) 518-5088

            With a copy to:         Comdisco Ventures, Inc.
                                    1 Post Street
                                    Suite 2600
                                    San Francisco, CA 94104-5290
                                    Attention: Victor Hanna
                                    Facsimile: (415) 623-5218

            Buyer:                  Medix Resources, Inc.
                                    420 Lexington Avenue
                                    New York, New York 10170
                                    Attention: Darryl R. Cohen
                                    Facsimile: (212) 681-9817

            With a copy to:         Lowenstein Sandler PC
                                    65 Livingston Avenue
                                    Roseland, New Jersey 07068
                                    Facsimile: (973) 597-2400
                                    Attention.: Peter H. Ehrenberg, Esq.

     16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto  pertaining to the subject matter hereof and, except for Part
I,  Sections  2(b) and 2(c) and Part II,  Section  2(j) of the Letter of Intent,
supersedes   all   prior   and   contemporaneous   agreements,   understandings,
negotiations,  and  discussions,  whether oral or written,  of the  parties.  No supplement,  modification,  amendment,  or  waiver  of this  Agreement  shall be binding unless  executed in writing by the party to be bound thereby.  No waiver of  any of the  provisions  of  this  Agreement  shall  be  deemed  to or  shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver  constitute a continuing  waiver  unless  otherwise  expressly provided.

     17.  Governing Law. This  Agreement  shall be governed by, and construed in accordance with, the internal laws of the State of New York,  without  reference to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the co-exclusive  jurisdiction of the courts of the State of New York and the United States District Courts for the Southern  District of New York for
the purpose of any suit,  action,  proceeding or judgment relating to or arising out of this  Agreement and the  transactions  contemplated  hereby.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit,  action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit,  action or proceeding  brought in such courts and  irrevocably  waives any claim that any such  suit,  action or  proceeding  brought in any such court has been brought in an inconvenient  forum. In the event that litigation pursuant to this  Agreement is commenced or in the event that any other  dispute  resolution method is commenced,  the prevailing party's legal fees and court costs shall be paid by the unsuccessful party.

     18. Further  Assurances.  At any time after the date hereof, at the request of Buyer,  Seller will  execute,  acknowledge  and deliver all such  further and other  assurances and documents and will take such other action  consistent with the terms of this  Agreement  as may be  requested  by Buyer for the  purpose of assigning,  transferring  and conveying to Buyer, or reducing to its possession, any or all of the assets and rights being conveyed hereunder.

     19. Expenses.  Except as otherwise  provided herein,  the parties shall pay their own fees and  expenses,  including  their own  counsel  fees,  incurred in connection with this Agreement or any transaction contemplated hereby.

     20.  Amendment;  Waiver.  This  Agreement  may  not be  modified,  amended, supplemented,  canceled or discharged,  except by written instrument executed by all parties.  No failure to  exercise,  and no delay in  exercising,  any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right,  power or privilege  hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any  provision  shall be deemed to be a waiver of any  preceding  or  succeeding breach of the same or any other provision,  nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for  performance of any other  obligations or any other acts.  The rights and remedies of the parties under this  Agreement are in addition to all other rights and  remedies,  at law or equity,  that they may have  against  each other.  Consummation  of the  transactions  contemplated hereby  shall not be deemed to be a waiver of any right or remedy  possessed  by any party,  notwithstanding that such party should have known that such right or remedy existed; provided,  however, that if any party had actual knowledge prior to the Closing that such right or remedy  existed and chose not to exercise such right or remedy prior to the Closing, such right or remedy shall be deemed to be waived.

     21.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  A telecopy signature of any party shall be considered to have the same binding legal effect as an original signature.

     22.  Severability.  Any provision of this  Agreement  that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be  enforceable to the maximum  extent  permitted by applicable  law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable  such provision in any other  jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

     23.  Headings.  Section  headings  are  not to be  considered  part of this
Agreement, are included solely for convenience,  and are not intended to be full or accurate descriptions of the contents hereof.

     24. Parties Bound. This Agreement shall be binding upon, and shall inure to the benefit of, the parties  hereto,  their  respective  heirs,  administrators, personal representatives, successors and assigns.

                            SIGNATURE PAGE TO FOLLOW

     IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement as of the date first written above.

                                    COMDISCO VENTURES, INC.

                                    By:__________________________

                                    MEDIX RESOURCES, INC.

                                    By:__________________________

                                    T3 GROUP, LLC

                                    By:__________________________

                                     EXHIBIT A

                                 PURCHASED ASSETS

                                     EXHIBIT B

                                      FORM OF

                                   BILL OF SALE

                                     EXHIBIT C

                                      FORM OF

                         ASSIGNMENT OF PROPRIETARY RIGHTS

                                     EXHIBIT D

                                      FORM OF

                             ASSIGNMENT OF DOMAIN NAME

                                     EXHIBIT E

                                      FORM OF

                           REGISTRATION RIGHTS AGREEMENT